







ThermoGenesis Holdings, Inc. (NASDAQ:THMO)

Transforming Cell Therapy Manufacturing

ThermoGenesis Holdings, Inc. | Jeff Cauble, CFO

H. C. Wainwright BioConnect Conference (2022)

ThermoGenesis®

Disclosure and Forward-Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

ThermoGenesis Holdings, Inc. (Nasdaq:THMO)

Headquarters


ThermoGenesis

2711 Citrus Road
Rancho Cordova, CA 95742


Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable

*Leading tool provider for cord blood (CB) industry, over **1,200,000+** automated CB processing performed worldwide, warehoused **90%+** of FDA's BLA-approved CB units in US.*

Company Highlights

- **History:** *Founded in 1986, headquartered in Rancho Cordova, CA.*
  THMO is a leading medical device company to provide automated cellular processing devices for the cell banking and cell therapy industry.

- **Medical Device Products:**
  - *AXP®/BioArchive®:* *#1 ranked automated devices for cord blood banking*
  - *X-Series®:* *automated derives for cell processing, general laboratory use*
  - *PXP®-Series:* *FDA 510(k) approved devices for cell processing, clinical use*

- **Proprietary Manufacturing Platform:**
  - *CAR-TXpress™:* *high-efficiency manufacturing platform for cell therapies, increases cell processing efficiency by 4x-5x folds and reduces the cost of goods by 60-70%.*

ThermoGenesis

ThermoGenesis Financial Snapshot

Nasdaq (THMO)	As of 9/30/21
Revenue (TTM)	$10M
Cash	$8M
Working Capital	$11M
Employees	50
Market Cap [1]	$22M (fully diluted)

[1] Market Cap as of 1/3/2022

Financial Review – Improved Balance Sheet


Cash
$8.0
$6.0
$4.0
$2.0
$0.0
$2.8M
$4.4M
$7.6M
9/30/19
9/30/20
9/30/21


Working Capital
(excluding convertible debt)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.4M
$7.1M
$10.6M
9/30/19
9/30/20
9/30/21

- Cash up by ***171%***
- Working Capital up by ***96%***

Full Product Lines for Automated Cellular Processing

1. CAR-TXpress™ Platform for Large Scale Cell Manufacturing

2. AXP® Platform and BioArchive Device for Stem Cell Banking

3. PXP® Platform for Point-of-Care Clinical Applications


Disposable Cartridge
Control Module
Docking Station
BACS Cell Transfer Set

X-Series®


Proprietary CAR-TXpress™ Platform
with Patented X-BACS™ Technology



AXP II®


Periscope/Arm Rotation
Linear Actuator
Barcode Reader
Periscope/Arm Vertical Travel
Periscope/Arm
Major Lid Rotation
Minor Lid and Periscope Assembly
Minor Lid Rotation
CRF
Major Lid
Canister
Periscope Mirror and Canister Hook
bioarchive

BioArchive®



PXP®

ThermoGenesis

AXP®: Leading Automated Technology for Cord Blood Banks


ThermoGenesis

NYBC National Cord Blood Program AXP Processing Results: N=34,011 CBUs				
	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over 1,000,000 large scale automated processing procedures done worldwide using AXP® platform

AXP® Customers include top public and private cord blood banks worldwide

Cbr a California Cryobank Company

cordlife

國際臍帶血庫企業集團 Global Cord Blood Corporation

Cleveland Cord Blood Center

National Cord Blood Program New York Blood Center

HealthBaby 生寶臍帶血庫

BebeVida Banco de Tecidos e Células

crioestaminal Ciência para a vida

ThermoGenesis

BioArchive®: Fully Automated Storage of Clinical Product


alamy

Individual based storage


Barcode Reader (CCD)
Periscope/Arm Vertical Travel
Periscope/Arm Rotation
Linear Actuator
Periscope Arm
Major Lid
Minor Lid
Major Lid Rotation
Viewing Glass
Minor Lid Rotation
Canister
(on canister hook)
Storage Rings
bioarchive



Sample in overwrap bag placed in canister.





Sample is being stored on rack.



Once the sample reaches -50°C it is robotically

Individual storage, closed system, automated data tracking and built-in programmed freezing

X-Series® Products from our CAR-TXpress™ Platform

X-LAB
Rapidly isolate mononuclear cells from various sources with this automated, functionally closed system.

X-WASH
Separate, wash, and reduce the volume of cells or cell cultures to a customized volume for tailored downstream applications.

X-BACS
Provides a highly-purified preparation of target cells, with a high recovery efficiency and cell viability.

X-MINI
Small scale quick isolation of target cells (i.e. CD3, CD4, CD8) from cell culture or whole blood, using micro-bubble technology.






X-BACS Docking Station


ThermoGenesis

Cell Isolation Technologies – FACS, MACS and ***BACS®***

New Technology

Low Capacity



Laser
Nozzle tip
Point of analysis
Break off point
Deflection plate

Fluorescence Activated Cell Sorting (FACS)
since 1960s

Medium Capacity





Plasma layer
Peripheral blood PBMC and basophils
Ficoll-Paque layer
Erythrocytes/granulocytes



Magnetic Activated Cell Sorting (MACS)
since 1990s

High Capacity







cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble

Buoyancy Activated Cell Sorting (BACS®)
since 2017
by ThermoGenesis

ThermoGenesis

Buoyancy Activated Cell Sorting (BACS) Technology


Target cells w/ beads
Non-Target cells w/o beads
Magnet
Magnet

Traditional Technology:
Magnetic Activated Cell Sorting (MACS)

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble



Newly Patented Technology

Our Cutting-Edge Technology:
Buoyancy Activated Cell Sorting (BACS)

ThermoGenesis

Manufacturing Cost & Capacity are Two Critical Unmet Needs

Breakdown of cost of goods by component.


Materials
18%
Facilities
8%
Equipment
4%
71%
Labor
Other
9%
SCM
11%
QA
16%
QC
16%
Manufacturing
48%

*Currently, the drug costs for the two approved CAR-T cell therapies in the U.S. are $475,000 and $373,000 per dose, making them among the most expensive drugs in the market; manufacturing cost for each dose of some CAR-T therapeutics exceeds **$100,000**, and **79%** of which were attributed to Labor and GMP facility cost.*

Source: Cell & Gene Therapy Insights, Dark Horse Consulting

CAR-TXpress™ Platform – Improved Efficiency and Reduced Cost

ThermoGenesis' CAR-TXpress™ platform is a semi-automated, closed system for large-scale, high-efficiency cell manufacturing

- Significantly reduces processing time while improving cell recovery
- Potentially reduces 60-70% of the manufacturing cost for CAR-T and other cell therapies
- Creates significant pricing advantage and CDMO opportunity



Release of Final Product
Smart Cryostorage
BioArchive®
Sample Collection
PXP®-1000
PBMC Isolation
PXP®-BACS
Cell Purification & Activation
Viral Transduction
PXP®-Lavare
Cell Washing
Cell Culture Expansion
PXP®-Lavare
Reformulation
the Vein-To-Vein approach
ThermoGenesis

CAR-TXpress™ reduces cell selection time from eight hours to two hours

- Saves on cGMP
- Saves on staff time
- Increases throughput per clean room



Hours
8
7
6
5
4
3
2
1
0
Existing Process
75% Reduction
CAR-TXpress™

Improves cell recovery after isolation and selection by 45% and 50%, respectively



100
90
80
70
60
50
40
30
20
10
% Recovery
Manual Process
65.0%
60.5%
CAR-TXpress
94.5%
(45% improvement)
90.8%
(50% improvement)
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

*** Unpublished data from third party*

ThermoGenesis

Our Future: Enable High Efficiency Manufacturing for Cell Therapies

– Cell & gene therapies are advancing rapidly around the world, especially in CAR-T cell therapy field

Worldwide Trials
- **1,200+** Clinical Trials
- **900+** Companies

Global Market
- Global regenerative medicine and cell therapy market to grow to US$ **67.6** Billion by 2020

Number of Initiated FDA Clinical Trials per Year



CAR-T trials
TCR trials
Total CAR-T/TCR
125
100
75
50
25
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018



66
470
7
11
19
165
7
495
13
17
10
22
25
24

CAR-T Cell & Gene Therapy Trials Globally

Source: [1] Clinicaltrial.gov database (as of 8.31.2021)
[2] Alliance for Regenerative Medicine Quarterly Data Report (2020)

ThermoGenesis

Contract Development & Manufacturing Organization (CDMO) Transition

1. *Significant shortage of capacity predicted in the CDMO industry in the coming years*
2. *Utilize the Company's cutting-edge technologies to provide cell manufacturing services.*
3. *BACS technology will provide a significant pricing advantage, potentially up to 50% less than the prevailing industry pricing.*
4. *Very few CDMO companies with a global presence – we already have an established footprint in the US, China and India*

Rationale to Transform into a Cell Therapy CDMO: Market Outlook

To date, 5 CAR-T therapies have been approved. By 2025, US FDA expects **10-20 approvals**/year for cell and gene therapy product.

Over 65%+ of cell and gene therapies outsourced their manufacturing, however, only **5%-10%** of required capacity exists for next 10 years.

Current waiting period for commercial manufacturing capacity slot could be **12-18** months.

Currently, **1,200+** CAR-T cell therapies are in active clinical trials, another **1,250+** active clinical studies in mesenchymal stem cell therapies.

Demand for additional manufacturing capacity will be **exacerbated** by accelerated FDA regulatory approvals.

Current manufacturing cost remains high, **$100K-120K** per dose of CAR-T, and **$40-60K** per dose of MSC cells. Huge needs for cost-reduction.

References:
[1] *Cell Therapy Manufacturing Market (3rd Edition), 2020 - 2030*
[2] *Visualizing the Future of Contract Development and Manufacturing for Cell and Gene Therapies (2020)*

Typical Cell Therapy CDMO Customer Profile

Based on company size

For Larger-Size Pharma

Novartis, Gilead/Kite, Celgene/ Juno – all need to identify or seek manufacturing partners via CDMO or JV in overseas territories.

For Medium & Small Size Co.

Small and medium size companies do not have the resource or capital to build in-house mfg. facility. CDMO enables them to hit key inflection points w/o huge capital investment.

For Academic Investigator

Currently, academic GMP facilities only produces small number of doses for academic sponsored trials, cannot produce commercial scale products.

Based on demographics distribution

For US Companies to Go Abroad

Most US cell therapy companies do not have global infrastructure to manufacture and register product in different countries. CDMO with a global presence is in high demand.

For Overseas Companies to File US IND

Many foreign CAR-T developers are not compliant with FDA requirement for IND filing. There are high demands to identify CDMO providers in the U.S. for process development and manufacturing needs for U.S. IND filings.

Supplements

Cryoport (NASDAQ:CYRX) – Share price up 2500%


cryoport
cryoport

Manufacturer of
Liquid Nitrogen Tanks

cryoport
Transporting Life

Shipping Logistic Solution Provider
for Cell and Gene Therapy


Cryoport, Inc. (CYRX)
yahoo!finance
Revenue (2020) = $78M
Current Market Cap $3.1 billion
CryoPort Inc
$52.64
2016
2017
2018
2019
2020
2021

Supplements

BioLife (NASDAQ:BLFS) – Share price up 2200%



Manufacturer of
Culture & Freezing Media

BIOLIFE SOLUTIONS
cell and gene therapy tools



Revenue (2020) = $48M
Current Market Cap $2.3 billion
BioLife Solutions Inc
$36.69

Supplements

MaxCyte (LON:MXCT) – Share price up >1,000%



Electro-Transfection Device

CDMO Services


MaxCyte, Inc. (MXCT.L)
LSE - LSE Delayed Price. Currency in GBp
870.00 -10.00 (-1.14%)
At close: 4:41PM BST
Technical Events
All 0 Events
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Long Term
Indicators
Comparison
Events
Max
1W
MXCT.L 117.50
Revenue (2020) = $22M
Current Market Cap $1.7B
1,000.00
900.00
865.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
232.10k
018
Apr
Jul
2019
Apr
Jul
2020
Apr
Jul
2021

ThermoGenesis

Peer Company Comparison

From Scientific Tool Companies to Service & Solution Providers
in Cell & Gene Therapy Field

Company Ticker	Cryoport (NASDAQ:CYRX)	BioLife (NASDAQ:BLFS)	MaxCyte (NASDAQ:MXCT)	ThermoGenesis (NASDAQ:THMO)
Business (Pre)	Liquid Nitrogen Tank	Freezing Media & Buffer	Electroporation Device	Cell Processing Device
Business (Post)	Cryo-shipping Services	Bio-preservation Solutions	CDMO Service	-
Revenue (2020)	$78M	$48M	$22M	$10M
Cash on Hand[1]	$45M	$75M	$59M	$8M
Stock Price[2]	$57.05	$36.67	$10.76	$1.10
Market Cap[2]	$2.8B	$1.5B	$1.1B	$22M (fully diluted)
Share Price Increase	> 20x	> 15x	> 10x	
Current P/S Ratio	35x	30x	50x	2x

[1] Revenue and Cash on Hand as of 9/30/2021
[2] Stock Price and Market Cap data as of 1/3/2022

THMO Update – Summary

- *A significant shortage of manufacturing capacity exist for cell & gene therapies. The high manufacturing cost and low manufacturing capability are key bottlenecks.*
- *Current CDMO market is highly segmented, very few players having global access.*
- *THMO targets to establish a global presence in U.S., China, and India, along with THMO's unique high-capacity, high-efficiency cell processing platform **CAR-TXpress ™**, give the company a significant competitive advantage.*
- *Similar peer companies transitioned from medical device companies to cell therapy service providers are valued between $1.1 billion to $2.8 billion, P/S ratio between 30x~50x. Given the current THMO P/S ratio is only 2x, the change in our business model would potentially give THMO a significant growth in shareholder value.*

Experienced Leadership Team



Chris Xu, PhD, MBA, Chairman and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry. Entrepreneur & investor, has invested in more than 20+ private and public companies. Invested close to $25 million into ThermoGenesis in the past three years.



Haihong Zhu, Chief Operating Officer

25+ years involved in stem cell field

10+ years of C-level experience in life science companies



Phil Coelho, Chief Technology Officer

Inventor of many of the legendary automated cellular processing products

Holder of 50+ US patents and 300+ international patents

30+ years of C-level experience with public life science companies



Jeff Cauble, CPA, Chief Financial Officer

20+ years in managerial roles within finance for both private and publicly traded companies

10+ years of medical device / life sciences company experience

Pursuing Excellence for Cell Based Therapies

Cell Banking, Cell Process and Cell Therapy

Company Contact:

ThermoGenesis Holdings, Inc.
Wendy Samford
916-858-5191
ir@ThermoGenesis.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

For ThermoGenesis, visit:
www.ThermoGenesis.com